UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2013

PLAINS EXPLORATION & PRODUCTION COMPANY

(Exact name of registrant as specified in charter)

Delaware	001-31470	33-0430755
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

700 Milam, Suite 3100

Houston, Texas77002

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (713) 579-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On May 13, 2013, James C. Flores, Chairman, President and Chief Executive Officer of Plains Exploration & Production Company (“PXP”), issued a letter to shareholders regarding the recent report of Institutional Shareholder Services Inc.and Glass Lewis & Co. with respect to the proposed merger of PXP with and into IMONC LLC, a wholly owned subsidiary of Freeport-McMoRan Copper & Gold Inc. The letter is filed herewith as Exhibit 99.1and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Letter to PXP Shareholders from James C. Flores, dated May 13, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2013	PLAINS EXPLORATION & PRODUCTION COMPANY

/s/ Nancy I. Williams
Nancy I. Williams
Vice President—Accounting, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Letter to PXP Shareholders from James C. Flores, dated May 13, 2013